                                                                       Exhibit 1


NIPSCO CAPITAL MARKETS, INC.

                                  $75,000,000
                           ___% Senior Notes Due 2027

                               -----------------

                             Underwriting Agreement
                             ----------------------



                                                               November __, 1997



Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
 As Representatives of the several Underwriters
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Dear Sirs:

     NIPSCO Capital Markets, Inc., an Indiana corporation (the "Company") and a wholly-owned subsidiary of NIPSCO Industries, Inc., an Indiana corporation ("Industries"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters"), an aggregate of $75,000,000 principal amount of the ___% Senior Notes Due 2027 of the Company specified above (the "Securities") in the respective principal amounts designated in Schedule I hereto.

     1. The Company and Industries jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

          (a) A registration statement on Form S-3 (File No. 333-_____) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement in the form heretofore delivered to you has been declared effective by the Commission; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including (i) the information contained in the form of final prospectus filed with the

     Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the time of filing of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of Industries filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Industries or the Company by any Underwriter through you expressly for use therein;

          (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Industries or the Company by any Underwriter through you expressly for use therein;

          (d) Giving effect to the interpretations of the requirements of the Act reflected in the Company's letter requesting "no-action" submitted to the staff of the Commission (the "Staff"), dated April 27, 1992, as supplemented by letters dated July 9, 1992 and September 21, 1992 (the "No-Action Request") and the Staff's response thereto dated September 25, 1992 (the "Staff Response"), the Registration Statement and the Prospectus conform and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects, to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through you expressly for use therein;

          (e) Neither Industries nor any of its subsidiaries has sustained since the date of the latest audited consolidated financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of Industries and its subsidiaries taken as a whole or upon the ability of Industries or the Company to perform their respective obligations under this Agreement (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Prospectus, there has not been any material change in the consolidated share capital or long-term debt of Industries and its subsidiaries or the consolidated share capital or long-term debt of either the Company or Northern Indiana Public Service Company, a wholly-owned subsidiary of Industries ("Northern Indiana"), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of Industries and its subsidiaries (taken as a whole), otherwise than as set forth or contemplated in the Prospectus.

          (f) The accountants who certified the audited financial statements included or incorporated by reference in the Registration Statement are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (g) The financial statements included or incorporated by reference in the Prospectus present fairly the financial position of Industries and its subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as may be stated in the Prospectus or in the reports of independent public accountants accompanying said financial statements, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and, with respect to financial statements included in periodic reports filed by Industries pursuant to Sections 13 or 15(d) of the Exchange Act with the Commission on and after September 25, 1992, contain the information requested by the Staff in the Staff Response to be so included; and the supporting schedules included or incorporated by reference in the Prospectus present fairly the information required to be stated therein.

          (h) Each of Industries, Northern Indiana and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Indiana, with respective power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each other subsidiary of Industries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

          (i) Industries has an authorized capitalization as set forth in the Prospectus; all of the issued capital shares of Industries and each wholly-owned subsidiary of Industries have been duly and validly authorized and issued and are fully paid and non-assessable; and except as set forth in
     Exhibit 21 to the most recent Form 10-K of Industries, all of the issued common shares of Northern Indiana and all the issued capital shares of each other subsidiary of Industries (except for directors' qualifying shares and as set forth or incorporated by reference in the Registration Statement) are owned directly or indirectly by Industries, free and clear of all liens, encumbrances, equities or claims;

          (j) The Securities have been duly authorized and, when duly executed, authenticated, issued and delivered pursuant to the indenture, dated as of February 14, 1997 (the "Indenture"), among Industries, the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), and this Agreement against payment of the agreed consideration therefor, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by (i) the Support Agreement, dated April 4, 1989, as amended as of May 15, 1989, December 10, 1990 and February 14, 1991, between Industries and the Company (the "Support Agreement"), in the form filed as an exhibit to the Registration Statement and (ii) the Indenture, under which the Securities are to be issued, in the form filed as an exhibit to the Registration Statement; the

     Indenture has been duly authorized and duly qualified under the Trust Indenture Act; each of the Support Agreement and the Indenture has been duly authorized, executed and delivered by each of Industries and the Company and constitutes a valid and legally binding instrument, enforceable against Industries and the Company, as the case may be, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities, the Support Agreement and the Indenture conform to the descriptions thereof in the Prospectus;

          (k) Industries' obligations under the Support Agreement will rank prior to the equity securities of Industries and equal with all other unsecured and unsubordinated indebtedness of Industries, whether now or hereafter outstanding;

          (l) This Agreement has been duly authorized, executed and delivered by each of Industries and the Company and constitutes a valid and legally binding obligation, enforceable against each of them in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (m) None of Industries, Northern Indiana or the Company is in violation of its Articles of Incorporation or By-Laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease, or any other instrument to which it is a party or by which it may be bound where such defaults, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, the Support Agreement and this Agreement, the compliance by Industries with all of the provisions of the Securities, the Indenture, the Support Agreement and this Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Industries or any of its subsidiaries is a party or by which Industries or any of its subsidiaries is bound or to which any of the property or assets of Industries or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation or By-laws of Industries or any of its subsidiaries, or any statute, rule or regulation, or any order of any court or governmental agency or body having jurisdiction over Industries or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by Industries and the Company of the transactions contemplated by this Agreement, the Support Agreement or the Indenture, except the registration under the Act of the Securities, such as have been obtained under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the several Underwriters;

          (n) None of Industries, Northern Indiana or the Company has any material contingent liability which is not disclosed in the Prospectus;

          (o) Each of Industries, Northern Indiana and the Company has statutory authority, franchises and consents free from burdensome restrictions and adequate for the conduct of the business in which it is engaged;

          (p) Except for Industries, as and to the extent described in the Prospectus, no person or corporation which is a "holding company" or a "subsidiary of a holding company" within the meaning of such terms as defined in the Public Utility Holding Company Act of 1935, as amended (the "1935 Act") directly or indirectly owns, controls or holds with power to vote 10% or more of the outstanding voting securities of Northern Indiana; Industries is exempt from all provisions of the 1935 Act except Section 9(a)(2); and neither Northern Indiana nor the Company is a "holding company" as so defined;

          (q) Each of Industries, Northern Indiana and the Company has good and marketable title in fee simple to such of its fixed assets as are real property and good and marketable title to its other assets reflected in the most recent consolidated balance sheet incorporated by reference in the Prospectus, except properties and assets that are leased or that are sold or otherwise disposed of in the ordinary course of business after the date of said balance sheet, subject to no mortgages, liens, charges or encumbrances of any kind whatsoever ("Liens") other than Liens permitted under the Indenture;

          (r) The Company will apply the proceeds of the sale of the Securities in the manner described in the Prospectus and in accordance with the provisions of Rule 3a-5 under the Investment Company Act of 1940, as amended (the "1940 Act");

          (s) The Commission has issued an order (the "Order") exempting the Company from all of the provisions of the 1940 Act; the Order is in full force and effect; and the Company will continue to comply with the terms and conditions of the Order, or otherwise remain exempt from all of the provisions of the 1940 Act, so long as any Securities are outstanding;

          (t) The Prospectus accurately describes the most restrictive of the existing limitations on the payment of dividends by Northern Indiana on its common shares held by Industries;

          (u) Neither Industries nor any of its subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

          (v) Other than as set forth or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending to which Industries or any of its subsidiaries is a party or to which any property of Industries or any of its subsidiaries is subject which could reasonably be expected individually or in the aggregate to have a Material Adverse Effect; and, to the best of each of Industries' and the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the several Underwriters, and the Underwriters agree, severally and not jointly or jointly and severally, to purchase from the Company, at a purchase price of _____% of the principal amount thereof, plus accrued interest, if any, from ___________, 1997 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     3. Upon the authorization by you of the release of the Securities, the several Underwriters propose to offer their respective portions of the Securities for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer, payable to the order of the Company in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 8:30 a.m., Chicago time, on December 1, 1997 or such other time and date as you and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery".

          (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(h) hereof, will be delivered at the offices of Sonnenschein Nath & Rosenthal, 8000 Sears Tower, Chicago, Illinois 60606 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location on the Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

     5. Industries and the Company jointly and severally agree with each of the several Underwriters:

          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by Industries or the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither Industries nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish you copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the

     Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to you and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case you are required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at your expense, to prepare and deliver to each Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), earning statements of Industries and its subsidiaries and of the Company (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of Industries, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the earlier of (i) the termination of trading restrictions on the Securities, as notified to the Company by you, and (ii) the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of Industries or the Company which mature more than one year after the Time of Delivery and which are substantially similar to the Securities, without your prior written consent;

          (f) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year Industries' annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of Industries and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of Industries and its subsidiaries for such quarter in reasonable detail;

          (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders of Industries, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed by Industries or the Company with the Commission or any national securities exchange on which the Securities or any class of securities of Industries or the Company is listed; and (ii) such additional information concerning the business and financial condition of Industries or the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of Industries and its subsidiaries are consolidated in reports furnished to Industries' shareholders generally or to the Commission); and

          (h) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds."

     6. The Company and Industries jointly and severally covenant and agree with each of the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of Industries' and the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the several Underwriters and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the several Underwriters in connection with such qualification and in connection with the Blue Sky Memorandum; (iv) any fees charged by securities rating services for rating the Securities; (v) the filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (viii) the fees, disbursements and expenses of counsel in connection with preparing the Indenture; (ix) any transfer taxes payable in connection with the sale of the Securities to the several Underwriters; and (x) all other costs and expenses incident to the performance of their respective obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the several Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by any of them, and any advertising expenses connected with any offers any of them may make.

     7. The several obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of Industries and the Company herein are, at and as of the Time of Delivery, true and correct, the condition that Industries and the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Sonnenschein Nath & Rosenthal, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of Industries and the Company, this Agreement, the Support Agreement, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Schiff Hardin & Waite, counsel for Industries and the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (1) Each of Industries, Northern Indiana and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Indiana, with respective power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (2) Industries has an authorized capitalization as set forth in the Prospectus; all of the issued capital shares of Industries and each wholly-owned subsidiary of Industries have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued common shares of Northern Indiana and all the issued capital shares of the Company and each other Significant Subsidiary of Industries (except for directors' qualifying shares and as set forth or incorporated by reference in the Registration Statement) are owned directly or indirectly by Industries, free and clear of all liens, encumbrances, equities or claims;

               (3) Each of Industries, Northern Indiana and the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

               (4) To the best of such counsel's knowledge, other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which Industries or any of its subsidiaries is a party or to which any property of Industries or any of its subsidiaries is subject which could reasonably be expected individually or in the aggregate to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of Industries and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (5) Each of this Agreement and the Support Agreement has been duly authorized, executed and delivered by each of Industries and the Company and constitutes a valid and legally binding obligation, enforceable against each in accordance with its terms, subject, as to enforcement, (a) in the case of both this Agreement and the Support Agreement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and
          (b) in the case of this Agreement, to any limitations by reason of public policy considerations on the enforcement under certain circumstances of the indemnity provisions thereof.

               (6) The Indenture has been duly authorized, executed and delivered by the Company and Industries and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act.

               (7) The Securities have been duly and validly authorized by all necessary corporate action; the Securities, when duly executed, authenticated, issued and delivered pursuant to the terms of the Indenture and this Agreement against payment of the agreed consideration therefor, will be valid and legally binding obligations of the Company entitled to the benefits provided by the Support Agreement and the Indenture and will be enforceable obligations of the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting enforcement of creditors' rights or by general equity principles; the Securities, the Support Agreement and the Indenture conform as to legal matters with the statements concerning them made in the Prospectus, and such statements accurately set forth the matters respecting the Securities, the Support Agreement and the Indenture required to be set forth in the Prospectus.

               (8) The execution and delivery of this Agreement, the issue and sale of the Securities, the compliance by each of the Company and Industries with all of the provisions of the Securities, the Indenture, the Support Agreement and this Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which Industries or any of its Significant Subsidiaries is a party or by which Industries or any of its Significant Subsidiaries is bound or to which any of the property or assets of Industries or any of its Significant Subsidiaries is subject, nor will such actions result in any violation of the provisions of the Articles of Incorporation or the By-Laws of Industries or any of its Significant Subsidiaries, or any statute, rule or regulation, or any order known to such counsel of any court or governmental agency or body having jurisdiction over Industries or any of its Significant Subsidiaries or any of their properties;

               (9) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by Industries or the Company of the transactions contemplated by this Agreement, the Support Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the several Underwriters;

               (10) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by Industries or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

               (11) Giving effect to the interpretations of the requirements of the Act reflected in the No-Action Request and the Staff Response, the Registration Statement and the Prospectus and any further amendments and supplements thereto made by Industries or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder;

               (12) This Agreement has been duly authorized, executed and delivered by the Company.

               (13) The statements made in the Prospectus under the captions "Description of the Notes" and "Certain United States Federal Income Tax Considerations" and any other statements which are stated therein to have been made on the basis of the opinion of said counsel have been reviewed by said counsel and, as to matters of law and legal conclusions, are correct in all material respects.

          Such counsel shall also advise the Underwriters that although such counsel is not passing upon and assumes no responsibility or liability for the accuracy, completeness or fairness of the statements contained in the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by Industries or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), they have no reason to believe that any of such documents, when such documents became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading.

          Such counsel shall also advise the Underwriters that although such counsel is not passing upon and assumes no responsibility or liability for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and any further amendments and supplements thereto made by Industries or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by Industries or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by Industries or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by Industries or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

          (d) On the date of this Agreement and also at the Time of Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

          (e) (i) Neither Industries nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the consolidated share capital or long-term debt of Industries or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of Industries and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

          (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded any of Industries', Northern Indiana's or the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of Industries', Northern Indiana's or the Company's debt securities;

          (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally or in trading in securities of Industries or the Company on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York or Illinois declared by either Federal or State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus; and

          (h) Each of Industries and the Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of Industries and of the Company satisfactory to you as to the accuracy of the representations and warranties of Industries and the Company herein at and as of such Time of Delivery, as to the performance by Industries and the Company of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a), (e), (f) and (g) of this Section and as to such other matters as you may reasonably request.

     8. (a) Industries and the Company will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor Industries shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to Industries or the Company by any Underwriter through you expressly for use therein.

     (b) Each Underwriter, severally and not jointly or jointly and severally, will indemnify and hold harmless Industries and the Company against any losses, claims, damages or liabilities to which Industries or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to Industries or the Company by such Underwriter through you expressly for use therein; and will reimburse Industries or the Company, as the case may be, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by Industries and the Company, on the one hand, and the Underwriters, on the other, from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Industries and the Company, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by Industries and the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Industries or the Company, on the one hand, or the Underwriters, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Securities they have purchased and not joint or joint and several. Industries and the Company, on the one hand, and the Underwriters, on the other, agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of Industries and the Company under this Section 8 shall be in addition to any liability which they may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of Industries and of the Company and to each person, if any, who controls Industries or the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of Industries, the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or Industries or the Company, or any officer or director or controlling person of Industries or the Company, and shall survive delivery of and payment for the Securities.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason the Securities are not delivered by or on behalf of the Company as provided herein, Industries and the Company will reimburse the Underwriters for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but Industries and the Company shall then be under no further liability to the Underwriters except as provided in Section 6 and Section 8 hereof.

     12. All statements, requests, notices, and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Goldman, Sachs & Company at 85 Broad Street, New York, New York 10004, Attention: Registration Department, facsimile no. (212) 902-3000 and Morgan Stanley & Co. Incorporated at 1585 Broadway, New York, New York 10036, Attention: Managing Director - Debt Syndicate Department, facsimile no. (212) 761-0785; and if to Industries or the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of Industries or the Company set forth in the Registration Statement, Attention: Treasurer, facsimile no. (219) 853-5352. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, Industries and the Company and, to the extent provided in
Section 8 and Section 10 hereof, the officers and directors of Industries and of the Company and each person who controls Industries or the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14.  Time shall be of the essence of this Agreement. Except as set forth in
Section 4(b) as used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business. As used herein, "Significant Subsidiaries" shall mean (a) the Company and (b) all other direct and indirect subsidiaries of Industries as of the Time of Delivery other than any subsidiaries which, considered in the aggregate as a single subsidiary as of the end of the most recent fiscal year of Industries, would not constitute a significant subsidiary as defined in Rule 1-02 of Regulation S-X (or any successor thereto).

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


                     [This space intentionally left blank]

     If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Underwriter, on the one hand, and Industries and the Company, on the other.

                              Very truly yours,

                              NIPSCO CAPITAL MARKETS, INC.


                              By:
                                   ----------------------------------
                              Name:
                              Title:


                              NIPSCO INDUSTRIES, INC.


                              By:
                                   ---------------------------------
                              Name:
                              Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated



By:
     -------------------------
     (Goldman, Sachs & Co.)
     On behalf of each of the Underwriters

                                    ANNEX I
                                    -------

     Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to Industries and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of Industries for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters;

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in Industries' quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Underwriters; and on the basis of specified procedures including inquiries of officials of Industries and the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of Industries for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of Industries' Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in Industries' Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of Industries and its subsidiaries, inspection of the minute books of Industries and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of Industries and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

            (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in Industries' Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in Industries' Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

            (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in Industries' Annual Report on Form 10-K for the most recent fiscal year;

            (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in Industries' Annual Report on Form 10-K for the most recent fiscal year;

            (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

            (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of Industries and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of Industries and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters or in documents incorporated by reference in the Prospectus specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of Industries and its subsidiaries and have found them to be in agreement.

                                  SCHEDULE I



================================================================================


                                                             Principal Amount
                                                             of Securities to
  Underwriter                                                  be Purchased
  -----------                                                ----------------
--------------------------------------------------------------------------------
Goldman, Sachs & Co.....................................        $37,500,000
--------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated.......................        $37,500,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                -----------
--------------------------------------------------------------------------------
                                                                $75,000,000
                                                                ===========
================================================================================